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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 5, 2007
                                                           ------------


                                Aceto Corporation
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


               000-04217                          11-1720520
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         (Commission File Number)      (IRS Employer Identification Number)


            One Hollow Lane, Suite 201, Lake Success, New York 11042
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                    (Address of Principal Executive Offices)


                                 (516) 627-6000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General   Instruction   A.2.   below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 5, 2007, Ira Kallem announced that for personal reasons he will not be standing for reelection to the Registrant's board of directors at the Registrant's annual meeting of shareholders expected to be held in December 2007.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ACETO CORPORATION
                                              (Registrant)


Dated:  July 9, 2007                          By: /s/ Leonard Schwartz
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                                              Leonard Schwartz, Chairman,
                                              CEO and President